                                                                    Exhibit 10.5


     REGISTRATION RIGHTS AGREEMENT, dated as of August 8, 1996, by and between PAYROLL TRANSFERS, INC., a Florida corporation (the "Company") and ACCUSTAFF
                                                     -------
INCORPORATED, a Florida corporation ("AccuStaff").
                                       ---------
     1.  Shares of Common Stock.  Pursuant to that certain Purchase Agreement,
         ----------------------
dated as of August 8, 1996, by and between the Company and AccuStaff, AccuStaff acquired (i) an 8% Subordinated Convertible Note issued by the Company (the "Note"), which Note, upon exercise, is convertible into 140 shares of common
 ----
stock, par value $1.00 per share (the "Common Stock"), of the Company and
                                       ------------
(ii) an 11-month, 25-day option (the "Option") granted pursuant to an Option
                                      ------
Agreement, dated as of the date hereof, between the Company and AccuStaff to acquire an additional 176 shares of Common Stock. The shares of Common Stock issuable upon conversion of the Note or exercise of the Option are referred to herein as the "Shares." This Agreement governs the rights of AccuStaff with
               ------
respect to the registration of the Shares under the Securities Act. Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 3.

     2.  Registration Under Securities Act, etc.
         ---------------------------------------

         2.1 Demand Registration.
             -------------------

             (a) Demand.  At any time and from time to time after the first
                 ------
anniversary of the consummation by the Company of an initial public offering of shares of Common Stock, AccuStaff (the "Initiating Holder") may, upon written
                                         -----------------
request, require the Company to effect the registration under the Securities Act of all or part of the Registrable Securities held by such Initiating Holder; provided, however, that the Initiating Holder may not effect a registration of
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the Registrable Securities under this Section 2.1 on more than one occasion.
Notwithstanding the foregoing, the Company shall not be required to honor a request made pursuant to this Section 2.1 unless the number of Shares to be offered for sale by the Initiating Holder (together with the number of Shares to be offered for sale by other holders of Registrable Securities whom the Initiating Holder has notified the Company intend to piggyback on such request in accordance with Section 2.2 hereof) pursuant to such request shall have a market value on the date of such request of greater than $10,000,000. The Company will (and in any event within 10 business days) promptly give written notice of such requested registration to all other holders of Common Stock, who are entitled to include shares of Common Stock in such registration, and thereupon the Company will use its best efforts to effect, at the earliest possible date, the effective registration under the Securities Act, including, without limitation, by means of a shelf registration on Form S-3 (or any successor form) pursuant to Rule 415 under the Securities Act if so requested in such request (but only if the Company is then eligible to use such a shelf registration and Form S-3 (or such successor form) is available to the Company), of (i) the Registrable Securities that the Company has been requested to register by the Initiating Holder, and (ii) all other shares of

Common Stock that the Company wishes to register or has been requested to register by the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request
                                            ---------------
given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the shares of Common Stock so to be registered.

     (b) Registration Statement Form. Registrations under this Section 2.1
         ---------------------------
shall be on such appropriate form of registration statement of the Commission as shall be reasonably selected by the Company.

     (c) Effective Registration Statement.  A registration requested
         --------------------------------
pursuant to this Section 2.1 shall not be deemed to have been effected with respect to any Selling Holder (i) unless a registration statement with respect to shares of Common Stock requested to be included therein by such Selling Holder has become effective and remained effective in compliance with the provisions of the Securities Act and applicable state securities laws and until such time as all of such shares of Common Stock covered thereby have been disposed of in accordance with the intended methods of disposition as set forth in such registration statement (unless the failure to so dispose of such shares of Common Stock shall be caused solely by reason of a failure on the part of such Selling Holder); provided, however, that except with respect to any
                      --------  -------
registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 120 days and with respect to a registration statement filed pursuant to Rule 415, such period need not exceed one year, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to such Selling Holders and has not thereafter become effective (and the shares of Common Stock covered thereby disposed of in accordance with (i) above) or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of such Selling Holders.

     (d) Selection of Underwriters.  If the Company or the Initiating
         -------------------------
Holder desires to engage an underwriter or underwriters with respect to an offering of Registrable Securities effected pursuant to this Section 2.1, such underwriter or underwriters shall be selected by the Initiating Holder and shall be reasonably acceptable to the Company.

     (e) Priority in Demand Registration. If the managing underwriter of
         -------------------------------
any underwritten offering effected pursuant to this Section 2.1 shall advise the Company in writing (and the Company shall so advise each Selling Holder of such advice) that, in its opinion, the number of securities requested to be included in the registration statement exceeds the number that can be sold in such offering within a price range acceptable to the Initiating Holders of the Company, except as provided in the following sentence, will include in such registration statement, to the extent of the number and type that the Company is so advised can be sold in such offering, first, Registrable Securities requested to be included in such
          -----
registration by the Initiating Holders and second, pro rata among the remaining
                                           ------
Selling Holders requesting such registration all shares of Common Stock proposed to be sold by the Company for its own account, on the basis of the estimated gross proceeds from the sale thereof. If all of the Registrable Securities requested by the Initiating Holders be included in such registration cannot be included, the Initiating Holders shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of notice thereof by the Company and, in the event of such withdrawal, such request shall not be counted for purposes of the demand for registration to which holders of Registrable Securities are entitled pursuant to Section 2.1 hereof.

     (f) Delay.  Notwithstanding anything herein to the contrary, if, after
         -----
an Initiating Holder has given a written request under Section 2.1, and prior to the effective date of the registration statement filed in response to such request, the Board of Directors of the Company shall determine in its good faith judgment that the filing of such registration statement (i) would have an adverse effect on a then contemplated public offering of the Company's securities; (ii) would require the disclosures to be made by the Company in connection with such registration that would be materially harmful to the Company because of transactions then being considered by, or other events then concerning, the Company; (iii) would require the inclusion of pro forma or other information, which requirement the Company is reasonably unable to comply with without incurring material expense; and (iv) would interfere with any material financing, investment, acquisition, corporate reorganization or other material corporate transaction then under consideration, then, in such case, the Company may decide to delay such registration, and if the Board of Directors of the Company makes such determination, the Company shall give written notice of such determination to the Initiating Holder and each other Selling Holder. Such delay shall be for the period the Company determines in good faith on the basis provided above is necessary or desirable, but in no event longer than six months. Notwithstanding the foregoing, in no event may the Company exercise its right to delay registration more than once in any 12 month period. The Company shall notify the Selling Holders of the expiration of the period of delay. Following such delay, the Company shall promptly cause the Registrable Securities to be registered unless, within 15 days of receipt of notice from the Company of the end of such delay, the Initiating Holder withdraws its written request made pursuant to Section 2.1, in which case such written demand will not be considered a demand for registration for the purposes thereof.

     (g) Expenses.  The Company will pay all Registration Expenses (except
         --------
for any underwriting commissions or discounts) in connection with any registration requested pursuant to this Section 2.1; provided, however, that the
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Company will not be required to pay the Registration Expenses with respect to any registration the request for which has been withdrawn pursuant to Section 2.1(e).

     2.2 Piggyback Registration.
         ----------------------

         (a) Right to Include Registrable Securities.  If the Company at any
             ---------------------------------------
time following the consummation of the initial public offering of the Company's Common Stock proposes to register any securities under the Securities Act on any form other than Forms S-4 or S-8 or their successor forms, whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder (a "Requesting Holder"), made as promptly as practicable and in any
                -----------------
event within 15 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic or telecopied notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter, stating that such shorter period of time is required because of a planned filing date) (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will use its reasonable commercial efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof; provided, however, that if, at any time after giving written notice of its
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intention to register any securities under the Securities Act and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or, in accordance with Section 2.1(f), to delay registration of such securities, the Company shall give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as permitted under Section 2.1(f); provided, however, that
                                                       --------  -------
the Company shall notify the Requesting Holders of the expiration of the period of delay and, following such delay, shall promptly cause the Registrable Securities requested to be registered by the Requesting Holders to be registered unless, within 10 days of receipt of notice from the Company at the end of such delay, the Requesting Holders withdraw the written request made pursuant to this
Section 2.2. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

         (b) Priority in Incidental Registrations.  If the managing underwriter
             ------------------------------------
of any underwritten offering shall inform the Company in writing of its opinion that the number or type of Registrable Securities requested to be included in a registration statement pursuant to this Section 2.2 would materially and adversely affect such offering, and the Company has so advised the Requesting Holders in writing, then the Company will include securities in such registration statement, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, if such offering has been requested in accordance with Section 2.1, then in accordance with the priority provisions set forth in Section 2.1(e) hereof. If the offering at issue is not subject to Section 2.1, the Company shall include in such registration statement, first, all securities proposed to be sold by the Company for its own
           -----
account, second, if such offering has been requested by a Person pursuant to any
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registration rights agreement between the Company and such Person and by the terms of such registration rights agreement the securities subject to such registration rights agreement must be included in such registration prior to those held by the Requesting Holders, the securities requested to be included in such offering by such person and, third, Registrable Securities requested to be
                                  -----
included in such registration pursuant to this Section 2.2, pro rata among the Requesting Holders and any other Persons with similar piggyback rights, based upon the estimated proceeds from the sale thereof.

         (c) Expenses.  The Company will pay all Registration Expenses in
             --------
connection with any registration effected pursuant to this Section 2.2.

     2.3  Registration Procedures.  If and whenever the Company is
          -----------------------
required to register any Registrable Securities under the Securities Act pursuant to Sections 2.1 or 2.2, the Company will, as expeditiously as possible:

         (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company and in any event as soon thereafter as practicable) file with the Commission a registration statement on the appropriate form to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue or delay any registration of
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securities that are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that except
                                                  --------  -------
with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 135 days;

         (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference therein), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

         (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         (vi) in the case of an underwritten or "best efforts" offering, furnish at the effective date of such registration statement to each Selling Holder, and such Person's underwriters, if any, a signed counterpart of:

              (x) an opinion of counsel for the Company, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, and

              (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

         (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

         (ix) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

         (x) use its best efforts to list all Registrable Securities covered by such Registration Statement on any national securities exchange on which securities of the same class as those requested to be included in such registration statement are then listed (or, if such securities are not listed on a national securities exchange but are quoted on The Nasdaq Stock Market, to include such shares for quotation therein);

         (xi) enter into such customary agreements (including an underwriting agreement in customary form, including customary provisions concerning indemnification of the underwriters by the Company) and take such other actions as the sellers of Registrable Securities and the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (xii) notify each seller of Registrable Securities and the managing underwriter or agent, immediately, and confirm the notice in writing (a) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (b) of the receipt of any comments from the Commission, (c) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or of the institution or threatening of any proceedings for any such purposes; and

         (xiii) use its best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities contemplated hereby.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company in a reasonably prompt manner such information regarding such seller and such seller's intended distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.4 Preparation; Reasonable Investigation. In connection with the
         -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and one counsel selected by such holders the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.5 Rule 144.  When and for so long as the Common Stock shall be
         --------
registered pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will file the reports required to be filed by it under the Exchange Act and will take such further action as any holder may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act under the exemptions provided by Rule 144, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if it has not so complied, stating that it will promptly do so.

     2.6 Hold-Back.  At the request of the Company, AccuStaff, in the
         ---------
event the Company effects an underwritten public offering (including, without limitation, its initial public offering), agrees, if requested by the managing underwriter or underwriters for such underwritten offering not to effect (except as part of such underwritten offering) any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144, during the period commencing 7 days prior to and ending more than 180 days (with respect to an initial public offering and 90 days for any other public offering) subsequent to the date of the execution of an underwriting or pricing agreement with respect to such underwritten offering; provided, that, the Company shall not exercise
                               --------  ----
its hold-back right more often than once per year and this right shall terminate if AccuStaff owns less than 5% of the Common Stock (assuming conversion of the Note and the exercise of the Option).

     2.7 Indemnification.
         ---------------

         (a) Indemnification by the Company.  The Company will, and hereby
             ------------------------------
does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1, or 2.2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, members and agents, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, member, agent or controlling person may become subject under the Securities Act, any state securities law or "blue sky" law, any applicable rule or regulation or otherwise, including, without limitation, the fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading under the Securities Act, any state securities law or "blue sky" law, any applicable rule or regulation or otherwise, and the Company will reimburse such seller or underwriter and each such director, officer, partner, member and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim,
liability, action or proceeding; provided, however, that the Company shall not
                                 --------  -------
be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided
                                                                        --------
further, that the Company shall not be liable to any Person who participates as
-------
an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, member, agent or controlling person and shall survive the transfer of such securities by such seller.

         (b) Indemnification by the Sellers.  As a condition to including any
             ------------------------------
Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that
                                                         -----------------
the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

         (c) Notices of Claims, etc.  Promptly after receipt by an indemnified
             -----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any
                             -----------------
indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satis factory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain
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separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its defense of such action or proceeding if the named parties to any such action, suit or proceeding include both the indemnified party in the Company and such indemnified party shall have been advised by its counsel that in such counsel's opinion representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct due to actual potential differing interests between them; provided, however, that in no
                                            -----------------
event shall the Company be required to pay fees and expenses under this
Section 2.7 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

         (d) Contribution.  If the indemnification provided for in this Section
             ------------
2.7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 2.7(a) or (b), the indemnified party and the indemnifying party under Section 2.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same, including those incurred in connection with any claim for indemnity hereunder), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the seller or prospective seller of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such seller or prospective seller from the offering of the securities covered by such registration statement; provided, however, that for purposes hereof, in no event
                        --------  -------
shall the liability of any seller or prospective seller exceed the amount of proceeds received by such seller or prospective seller. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. A Seller's or prospective seller's obligation to contribute as provided in this Section 2.7(d) are several in proportion to the relative value of its Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

         (e) Indemnification Payments.  The indemnification and contribution
             ------------------------
required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     3.  Definitions.  As used herein, unless the context otherwise requires,
         -----------
the following terms have the following respective meanings:

     "Affiliate" means, with respect to any Person, any other Person
      ---------
controlling, controlled by or under common control with such Person.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Stock" shall mean and include the Common Stock, par value $1.00
      ------------
per share, of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

     "Initiating Holder" is defined in Section 2.1.
      -----------------

     "Person" means any individual, firm, corporation, partnership, limited
      ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Registrable Securities" means (a) any Shares and (b) any securities of
      ----------------------
the Company issued or issuable with respect to any Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the

Company and subsequent public distribution of them shall not, in the opinion of counsel for the holders, require registration of them under the Securities Act, (C) such Registrable Securities are permitted to be disposed of pursuant to Rule 144 (or any successor to such rule) under the Securities Act or
(D) they shall have ceased to be outstanding.

     "Registration Expenses" means all expenses incident to the Company's
      ---------------------
performance of or compliance with Section 2, including, without limitation, all registration and filing fees, all fees of national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of one counsel to the Selling Holders (selected by Selling Holders representing at least 50% of the Registrable Securities covered by such registration); provided, however, that in connection with a registration
                       --------  -------
pursuant to Section 2.2, the expenses of such counsel shall not exceed $50,000. Notwithstanding the foregoing, in the event the Company shall determine, in accordance with Section 2.2, not to register any securities with respect to which it had given written notice of its intention to so register to holders of Registrable Securities, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Requesting Holders in connection with such registration on or prior to the date the Company notifies the Requesting Holders of such determination shall be deemed Registration Expenses.

     "Requesting Holder" is defined in Section 2.2.
      -----------------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Selling Holder" is defined in Section 2.1.
      --------------

     4. Amendments and Waivers.  This Agreement may be amended with the
        ----------------------
written consent of the Company and holders of a majority of the Registrable Securities and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least a majority of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

     5. Nominees for Beneficial Owners.  In the event that any Registrable
        ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     6.  Notices.  All notices, demands and other communications provided
         -------
for, required or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services, overnight mail, in each case postage prepaid, personal delivery or facsimile transmission. Any such notice or communication shall be deemed to have been duly given (i) when delivered by hand, if personally delivered or when by facsimile transmission, if receipt is confirmed by telephone the same day, (ii) when delivered by courier or overnight mail, if delivered by a commercial carrier service or overnight mail and (iii) 5 days after being deposited in the mail; provided, that in all cases, confirmation by telephone or facsimile of
      --------
receipt thereof has been obtained:

                                  If to the Company:

                                        Payroll Transfers, Inc.
                                        3710 Corporex Drive
                                        Suite 300
                                        Tampa, Florida
                                        Attention: President
                                        Telephone:  (813) 664-0404
                                        Telecopy: (813) 621-6816

                                        with a copy to:

                                        Paul, Weiss, Rifkind, Wharton & Garrison
                                        1285 Avenue of the Americas
                                        New York, New York 10019-6064
                                        Attention: Matthew Nimetz, Esq.
                                        Telephone:  (212) 373-3000
                                        Telecopy: (212) 757-3990

                                  If to AccuStaff:

                                        AccuStaff Incorporated
                                        6440 Atlantic Boulevard
                                        Jacksonville, Florida 32211
                                        Attention: Derek Dewan, President
                                        Telephone:  (904) 725-5374
                                        Telecopy:  (904) 725-8513

                                  with a copy to:

                                        Alston & Bird
                                        One Atlantic Center
                                        1201 West Peachtree Street
                                        Atlanta, Georgia 30309-3424
                                        Attention: Timothy Mann, Esq.
                                        Telephone: (404) 881-7000
                                        Telecopy: (404) 881-7777


or to such address as a party may instruct by notice provided in accordance herewith (which address will be provided promptly by the Company upon the request of any party hereof).

     7.  Assignment.  This Agreement shall be binding upon and inure to the
         ----------
benefit of and be enforceable by the parties hereto and AccuStaff may assign this Agreement to any of its Affiliates and to any holder of at least 5% of Registrable Securities (and, with respect to the holders of Registrable Securities, subject to the provisions respecting the minimum percentage of Shares required in order to be entitled to certain rights, or take certain actions, contained herein).

     8. Remedies.  Each holder of Registrable Securities, in addition to
        --------
being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     9. Severability.  In the event that any one or more of the provisions
        ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the AccuStaff shall be enforceable to the fullest extent permitted by law.

     10. Entire Agreement.  This Agreement is the final expression of the
         ----------------
parties' agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     11. Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     12. Termination.  This Agreement shall terminate with respect to
         -----------
AccuStaff or any of its permitted assignees when it no longer owns any Registrable Securities.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the state of New York applicable to agreements made and to be performed entirely within such state.

      14. Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

                                       PAYROLL TRANSFERS, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       ACCUSTAFF INCORPORATED


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: